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[PHOTO OF W. Kim Foster]    W. Kim Foster
                            Vice President and General
                            Manager,
                            Agricultural Products Group

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[PIE CHART]

Agricultural Products
2000 Forecast

Energy Systems
28%

Food and Transportation
21%

Industrial Chemicals
20%

Specialty Chemicals
13%

Agricultural Products
18%
$700M

Total FMC Sales = $3.9 Billion

FMC

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Agricultural Products

Segment capital employed

Food & Transportation
15%

Industrial Chemicals
26%

Specialty Chemicals
23%

Agricultural Products
20%

Energy Systems
16%

Total September 2000 capital employed = $2.7 Billion

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Agricultural Products
1999 Product Comparison

[PIE CHART]
                                         [PIE CHART]

Herbicides                               Herbicides
50%                                      24%

Insecticides                             Insecticides
26%                                      76%

Fungicides
20%

Other
4%

Industry Sales of $29B                   FMC Sales of $0.6B

Source:  Wood MacKenzie, FMC


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Agricultural Products
1999 Geographic Comparison

[PIE CHART]                            [PIE CHART]

North America                          North America
30%                                    40%

Europe                                 Europe
30%                                    14%

Asia                                   Asia
25%                                    23%

Latin America                          Latin America
15%                                    23%

Industry Sales of $29B                 FMC Sales of $0.6B

Source:  Wood MacKenzie, FMC

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Agricultural Products
1999 Crop Comparison

[PIE CHART]                            [PIE CHART]

Other                                  Other
16%                                    15%

Rice                                   Rice
10%                                    14%

Corn                                   Corn
12%                                    19%

Cotton                                 Cotton
8%                                     20%

Cereals                                Cereals
17%                                    4%

Soybeans                               Soybeans
9%                                     9%

Fruits/ Veg                            Fruits/ Veg
28%                                    19%

Industry Sales of $29B                 FMC Sales of $0.6B

Source:  Wood MacKenzie, FMC



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Agricultural Products
What is our message

- We have recovered in 2000

- We compare favorably to Tier 1 companies

- Our current initiatives will drive 10% EBIT growth in the near term

- We are excited about the longer term promise of our new discovery paradigm
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Agricultural Products
Industry Sales and Profits

Tier 1 Company Sales ($B)              Tier 1 Company EBITDA ($B)

[BAR GRAPH]                            [BAR GRAPH]

1996   Approximately  25.0             1996   Approximately  4.1
1997   Approximately  25.0             1997   Approximately  4.5
1998   Approximately  26.0             1998   Approximately  3.7
1999   Approximately  24.0             1999   Approximately  3.2

Source:  Wood MacKenzie

FMC
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                             Agricultural Products

                               Segment Sales($M)

                                 [Bar Graph A]


750                                                      --
            650.2
                              647.8
                      637.6
                                          632.4
500




250




  0

             1996      1997      1998       1999       2000 Fcst



                             Segment EBIT($M)

                              [Bar Graph B]

100
            93.7

 80                                                       --

                                76.3
                                           64.3
 60



 40
                      35.1


 20



  0


             1996      1997      1998       1999       2000 Fcst

FMC




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Agricultural Products
2000 in Review

- Market contracts for 4th consecutive year, competition intensifies

- North America rebounds on "normal" pest pressure and continued growth of herbicides

- Brazil begins recovery from maxi-devaluation of January 1999

- Cost reduction efforts continue to pay dividends

- Development decision on new broadleaf herbicide


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Agricultural Products
Start-up challenges for sulfentrazone are behind us

% of Capacity                          % of 1st Year Cost

[BAR GRAPH]                            [BAR GRAPH]

1997            23.0                   1997           100.0
1998            47.0                   1998            62.0
1999            73.0                   1999            43.0

2000Fcst        83.0                   2000 Fcst       33.0

FMC
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Agricultural Products
Industry Outlook

- Depressed farm sector will limit industry growth

- Slowing of crop biotechnology growth in near term

- Continued industry consolidation

- Evolving societal themes are changing the profile of new products

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Agricultural Products
Strategy - Focused Innovation

- Focusing market initiatives

- Cost and balance sheet restructuring

- Attract and retain best people

- Insecticide-based discovery


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Agricultural Products
Rate of industry innovation slowed
significantly in the 1990s

                                       Herbicides      Insecticides
Top 25 products in 1997
    % of market                           60%               67%

No. of Top 25 launched
    before 1990                           24                24

Average age of Top 25                  25 years          32 years
    products


Source: Wood Mackenzie, Agrow, FMC, and Arthur D. Little analysis

FMC
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Agricultural Products
Cost of innovation has escalated significantly

Total Industry R&D Spending over Number of New Product Launches

[Bar and line graph]

                                  1980    1985     1990    1995    1997    1998
Number of new product launches
(Total industry)                    66      79      226     365     156     235
Total industry R&D spending
(million $ approximate)            100     125      150     180     220     250


Source: Wood Mackenzie, Agrow, FMC, and Arthur D. Little analysis

FMC
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Agricultural Products
New classes of chemistry have yielded
blockbuster products

- Finding new molecular target sites sensitive to chemicals can provide a rapid and cost effective means of uncovering new classes of insecticides

- FMC partnership with Devgen provides key technologies

- The first target site generated by this partnership is entering high throughput screening

- It will take two years to assess potential of new chemistries

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Agricultural Products panel


W. Kim Foster               Vice President and General Manager
                            Agricultural Products Group

L. Kenny Cordell            Director
                            North America Operations

P. David Simcox             Director
                            Research and Development

Milton Steele               Director
                            International Operations